UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 3, 2010

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

NEWS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-32352	26-0075658
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

News Corporation (the “Company”) is filing herewith updated financial statements and other affected financial information for the periods included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010 that reflect retrospective adjustments resulting from changes in the Company’s segment reporting. The Company regularly reviews its segment reporting and classification. In the first quarter of fiscal 2011, the Company aggregated the previously reported Book Publishing segment, Integrated Marketing Services segment and the Newspapers and Information Services segment to report a new Publishing segment because of changes in how the Company manages and evaluates these businesses as a result of evolving industry trends.

Except as specifically noted in the filing, this Current Report on Form 8-K does not reflect events or developments that occurred after August 6, 2010, and does not modify or update the disclosures in any significant way other than as described above and set forth in the exhibits hereto. Without limiting the foregoing, this filing does not purport to update, amend or restate the information contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010 for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the Company’s Form 10-Q for the three months ended September 30, 2010 and other filings with the Securities and Exchange Commission (the “SEC”). The information in this Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, its Quarterly Report on Form 10-Q for the three months ended September 30, 2010 and other documents filed by the Company with the SEC subsequent to August 6, 2010. Revisions to the Annual Report on Form 10-K for the fiscal year ended June 30, 2010 included in this Current Report on Form 8-K as noted above supersede the corresponding portions of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP.

99.1	Unaudited Schedule of Reclassified Operating Segment Data.

99.2	Revised Part I, Item 1. Business, from the Annual Report of News Corporation on Form 10-K for the fiscal year ended June 30, 2010, as filed with the Securities and Exchange Commission on August 6, 2010.

99.3	Revised Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from the Annual Report of News Corporation on Form 10-K for the fiscal year ended June 30, 2010, as filed with the Securities and Exchange Commission on August 6, 2010.

99.4	Revised Part II, Item 8. Financial Statements and Supplementary Data, from the Annual Report of News Corporation on Form 10-K for the fiscal year ended June 30, 2010, as filed with the Securities and Exchange Commission on August 6, 2010.

101	The following financial information from Exhibit 99.4 of this Current Report on Form 8-K formatted in eXtensible Business Reporting Language: (i) Consolidated Statements of Operations for the fiscal years ended June 30, 2010, 2009 and 2008; (ii) Consolidated Balance Sheets at June 30, 2010 and 2009; (iii) Consolidated Statements of Cash Flows for the fiscal years ended June 30, 2010, 2009 and 2008 (iv) Consolidated Statements of Equity and Other Comprehensive Income for the fiscal years ended June 30, 2010, 2009 and 2008; and (v) Notes to the Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/S/ LAWRENCE A. JACOBS
Lawrence A. Jacobs
Senior Executive Vice President and Group General Counsel

Dated: November 3, 2010

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP.

99.1	Unaudited Schedule of Reclassified Operating Segment Data.

99.2	Revised Part I, Item1. Business, from the Annual Report of News Corporation on Form 10-K for the fiscal year ended June 30, 2010, as filed with the Securities and Exchange Commission on August 6, 2010.

99.3	Revised Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from the Annual Report of News Corporation on Form 10-K for the fiscal year ended June 30, 2010, as filed with the Securities and Exchange Commission on August 6, 2010.

99.4	Revised Part II, Item 8. Financial Statements and Supplementary Data, from the Annual Report of News Corporation on Form 10-K for the fiscal year ended June 30, 2010, as filed with the Securities and Exchange Commission on August 6, 2010.

101	The following financial information from Exhibit 99.4 of this Current Report on Form 8-K formatted in eXtensible Business Reporting Language: (i) Consolidated Statements of Operations for the fiscal years ended June 30, 2010, 2009 and 2008; (ii) Consolidated Balance Sheets at June 30, 2010 and 2009; (iii) Consolidated Statements of Cash Flows for the fiscal years ended June 30, 2010, 2009 and 2008 (iv) Consolidated Statements of Equity and Other Comprehensive Income for the fiscal years ended June 30, 2010, 2009 and 2008; and (v) Notes to the Consolidated Financial Statements.